EXHIBIT (J)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 29, 2008, relating to the financial statements and financial highlights which appears in the February 29, 2008 Annual Report to Shareholders of GMO World Opportunity Overlay Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, in the Private Placement Memorandum for GMO World Opportunity Overlay Fund and under the heading “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” in the Statement of Additional Information for GMO World Opportunity Overlay Fund, which constitute part of such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 29, 2008, relating to the financial statements and financial highlights which appears in the February 29, 2008 Annual Report to Shareholders of GMO Alternative Asset Opportunity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, in the Private Placement Memorandum for GMO Alternative Asset Opportunity Fund and under the heading “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” in the Statement of Additional Information for GMO Alternative Asset Opportunity Fund, which constitute part of such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 29, 2008, relating to the financial statements and financial highlights which appears in the February 29, 2008 Annual Report to Shareholders of GMO Short-Duration Collateral Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, in the Private Placement Memorandum for GMO Short-Duration Collateral Fund and under the heading “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” in the Statement of Additional Information for GMO Short-Duration Collateral Fund, which constitute part of such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 29, 2008, relating to the financial statements and financial highlights which appears in the February 29, 2008 Annual Report to Shareholders of GMO Special Purpose Holding Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, in the Private Placement Memorandum for GMO Special Purpose Holding Fund and under the heading “Investment Advisory and Other Services - Independent Registered Public Accounting Firm” in the Statement of Additional Information for GMO Special Purpose Holding Fund, which constitute part of such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 29, 2008, relating to the financial statements and financial highlights which appears in the February 29, 2008 Annual Report to Shareholders of GMO Taiwan Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, in the Private Placement Memorandum for GMO Taiwan Fund and under the heading “Investment Advisory and Other Services — Independent Registered Public Accounting Firm” in the Statement of Additional Information for GMO Taiwan Fund, which constitute part of such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated April 29, 2008, relating to the financial statements and financial highlights which appears in the February 29, 2008 Annual Report to Shareholders of GMO Special Situations Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, in the Private Placement Memorandum for GMO Special Situations Fund and under the heading “Investment Advisory and Other Services - Independent Registered Public Accounting Firm” in the Statement of Additional Information for GMO Special Situations Fund, which constitute part of such Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 25, 2008

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